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                                                                   Exhibit 10.25

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                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

                                    as Seller



                                       and


                         AUTOBOND ACCEPTANCE CORPORATION

                                  as Purchaser




                               -------------------
                         RECEIVABLES PURCHASE AGREEMENT
                          Dated as of December 31, 1997
                               -------------------



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                                TABLE OF CONTENTS

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01. Definitions ..................................................   1
Section 1.02. Other Definitional Provisions ................................   4


                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

Section 2.01. Conveyance of Receivables ....................................   4
Section 2.02. Servicing of the Receivables; Custody of Receivable Files ....   6
Section 2.03. Representations and Warranties of Seller .....................   6
Section 2.04. Covenants of Seller ..........................................   9
Section 2.05. Survival of Representations and Warranties;
              Repurchase for Breach ........................................   9

                                 ARTICLE THREE

                 PAYMENT OF PURCHASE PRICE; COSTS AND EXPENSES

Section 3.01. Payment of Purchase Price ....................................  10
Section 3.02. Costs and Expenses ...........................................  10

                                  ARTICLE FOUR

                            MISCELLANEOUS PROVISIONS

Section 4.01. Amendment ....................................................  11
Section 4.02. Protection of Right, Title and Interest to Receivables .......  11
Section 4.03. Governing Law ................................................  12
Section 4.04. Notices ......................................................  12
Section 4.05. Severability of Provisions ...................................  12
Section 4.06. Assignment ...................................................  12
Section 4.07. Further Assurances ...........................................  12
Section 4.08. No Waiver; Cumulative Remedies ...............................  13
Section 4.09. Counterparts .................................................  13
Section 4.10. Third-Party Beneficiaries ....................................  13
Section 4.11. Merger and Integration .......................................  13
Section 4.12. Headings .....................................................  13


Exhibit A - Purchase Assignment




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       RECEIVABLES PURCHASE AGREEMENT, dated as of December 31, 1997, by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, as Seller (the "Seller"), and AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation, as Purchaser (the "Purchaser").

       WHEREAS, Seller, as successor by merger to CS First Boston Mortgage Capital Corp., a Delaware corporation ("FBMCC"), is the owner of certain new and used automobile, minivan and light duty truck non-prime retail installment sale contracts originated by WOFCO, Omni Financial or Correspondent Originators and subsequently sold to FBMCC pursuant to the AutoFlow Program (as hereinafter defined) or originated by Jefferson and subsequently sold to FBMCC pursuant to the Jefferson Purchase Agreement (as hereinafter defined); and

       WHEREAS, Seller desires to sell such contracts to Purchaser on a "servicing released" basis; and

       WHEREAS, simultaneous with the execution of this Agreement, Purchaser, Seller, WOFCO and Omni Financial have entered into the Assignment pursuant to which, among other things, Seller has assigned to Purchaser certain of its rights and obligations under the AutoFlow Purchase and Sale Agreement, the Correspondent Receivables Purchase Agreements and the Jefferson Purchase Agreement.

       NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, Seller and Purchaser hereby agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

       Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

       "Agreement" shall mean this Receivables Purchase Agreement and all amendments and supplements hereto.

       "Assignment" means that certain Assignment and Assumption Agreement, dated as of December 31, 1997, by and among Seller, Purchaser and WOFCO whereby Seller assigned certain of its rights and delegated certain of its duties under the AutoFlow Purchase and Sale Agreement, each of the Correspondent Receivables Purchase Agreements and the Jefferson Purchase Agreement to Purchaser, but in each case only with respect to the Receivables conveyed hereunder.

       "AutoFlow Program" means the non-prime retail automobile installment sale finance program pursuant to which FBMCC purchased, and Seller purchases, non-prime retail automobile installment sale contracts from either WOFCO, Omni Financial or the Correspondent Originators.





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       "Auto Flow Purchase and Sale Agreement" means that certain Amended and
Restated Purchase and Sale Agreement, dated as of April 1, 1994, as amended, between Seller (as successor by merger to FBMCC) and Omni Financial (as the assignee of WOFCO) in connection with the AutoFlow Program, pursuant to which Seller purchased from WOFCO or Omni Financial, among other receivables, certain of the Receivables listed in the Schedule of Receivables, or their respective successors.

       "Closing Date" means December 31, 1997.

       "Correspondent Originator" means each of National City Bank, a national banking association (or any of its wholly owned subsidiaries specified in Exhibit K of the applicable Correspondent Receivables Purchase Agreement), SouthTrust Bank of Alabama, National Association, a national banking association and Matrix Capital Bank, a federally chartered savings bank.

       "Custodial File" means, as to each Receivable, (a) the executed original of the Receivable, (b) the original or a copy of the original certificate of title (or application therefor) or such other documents that Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest in the related Financed Vehicle, (c) an original assignment of such Receivable endorsed in blank or as otherwise specified by Purchaser, and (d) a copy of the original credit application, fully executed by each related Obligor, and such other documents that Servicer shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Obligor or Financed Vehicle.

       "Custodian" means Manufacturers & Traders Trust Company.

       "Correspondent Receivables Purchase Agreement" means each of the (i) Purchase and Sale Agreement, dated as of September 1, 1995, between National City Bank (and the other national banks named therein), as sellers, and FBMCC, as purchaser, (ii) Purchase and Sale Agreement, dated as of October 1, 1995, between SouthTrust Bank of Alabama, National Association, as seller, and FBMCC, as purchaser and (iii) Purchase and Sale Agreement, dated as of July 1, 1996, between Matrix Capital Bank, as seller, and FBMCC, as purchaser.

       "Cut-off Date" means November 30, 1997.

       "ERISA" means the Employee Retirement and Income Security Act of 1974, as amended.

       "Jefferson" means Jefferson Capital Corp., a Delaware corporation, or any successor thereto.

       "Jefferson Purchase Agreement" means the Purchase and Sale Agreement, dated as of May 1, 1996, between Jefferson, as seller, and FBMCC, as purchaser.

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       "Omni Financial" means Omni Financial Services of America, Inc., a
Delaware corporation and wholly-owned subsidiary of WOFCO, or any successor thereto.

       "Purchase Assignment" means that certain assignment delivered by Seller to Purchase in the form attached hereto as Exhibit A.

       "Purchaser" means AutoBond Acceptance Corporation, a Texas corporation, in its capacity as purchaser of the Receivables under this Agreement and each successor to Purchaser (in the same capacity).

       "Receivable" means any retail installment sale contract covering a new or used automobile, minivan or light-duty truck, together with all accessions thereto, and all proceeds thereof and payments thereunder, which Receivable shall be identified in the Schedule of Receivables.

       "Repurchase Price" means, with respect to any Receivable to be repurchased by the Seller pursuant to Section 2.05, the sum of (a) 93.5% of the unpaid principal balance of such Receivable plus (b) accrued interest thereon at the related APR from the date last paid to the date of such repurchase.

       "Schedule of Receivables" means the Schedule of Receivables attached as Schedule A to the Purchase Assignment and as Schedule I to the Assignment as it may be amended or supplemented from time to time in accordance with the terms of this Agreement.

       "Seller" means Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, as successor by merger to FBMCC, or any successor thereto.

       "Servicer" means Omni Financial in its capacity as servicer under the Servicing Agreements.

       "Servicing Agreement" means each of the (i) Amended and Restated Servicing Agreement, dated as of April 1, 1994, as amended, between Seller (as successor in merger to FBMCC), as owner, and Omni Financial (as the assignee of WOFCO), as servicer, in connection with the AutoFlow Program and (ii) Servicing Agreement, dated as of May 1, 1996, as amended, between FBMCC, as owner, Jefferson, as seller, and Omni Financial, as servicer, in connection with the Jefferson Purchase Agreement, pursuant to both of which the Receivables are serviced by Omni Financial.

       "Servicing File" means (i) a copy of the Custodial File for each Receivable and (ii) the original certificate of title (or application therefor) or such documents that Seller maintains on file, in accordance with its customary procedures, evidencing a security interest in the related Financial Vehicle. All or any part of a Servicing File may be maintained on the Servicer's electronic database or in the form of microfiche.

       "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.


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       "WOFCO" shall mean World Omni Financial Corp., a Florida corporation, or any successor thereto.

       Section 1.02. Other Definitional Provisions.

       (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto with respect to the Receivables in the related Servicing Agreement as modified by the Assignment.

       (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and Schedule references contained in this Agreement are references to Sections, subsections and Schedules in or to this Agreement unless otherwise specified; with respect to all terms in this Agreement, the singular includes the plural and the plural includes the singular; words importing gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                                  ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

       Section 2.01. Conveyance of Receivables.

       (a) On the Closing Date, Seller does hereby sell, transfer, assign and otherwise convey to Purchaser, and Purchaser agrees to purchase from Seller, without recourse (subject to Seller's obligations hereunder):

           (i) all right, title and interest of Seller in and to the Receivables identified on the Schedule of Receivables and all monies at any time paid or payable thereon or in respect thereof on or after the Cut-off Date;

           (ii) the interest of Seller in the security interests in and Liens on the related Financed Vehicles and any accessions thereto granted by the Obligors pursuant to the Receivables;

           (iii) the interest of Seller in the proceeds of any Insurance Policies to the extent that they relate to the Receivables, the related Financed Vehicles or the related Obligors;

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           (iv) the interest of Seller in the Assignment;

           (v) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of Seller or Purchaser;

           (vi) all documents and information contained in the Custodial Files or Contract Files relating to the Receivables and any and all other documents or electronic records that Seller or the Servicer keeps on file in accordance with their customary procedures relating to the Receivables, the Obligors or the Financed Vehicles; and

           (vii) all proceeds of any of the foregoing.

           With respect to clause (iii) above, Purchaser understands that there is no Vendors Single Interest or other similar blanket policy covering the Receivables or the Financed Vehicles, and that therefore no rights in any such policy or the proceeds thereto is conveyed pursuant hereto.

           (b) In connection with such conveyance and the assignment under the Assignment, on or prior to the Closing Date Seller will record and file, at its own expense, a UCC financing statement with respect to the Receivables and the property transferred under the Assignment meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment to Purchaser of the Receivables and the property transferred under the Assignment, including the proceeds thereof, as may be perfected by filing a financing statement (and Seller agrees to deliver subsequent to the Closing Date any continuation statements as are required by applicable state law), and will deliver a file-stamped copy of such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of such filing to be provided to Purchaser in due course), as soon as is practicable after Seller's receipt thereof. Seller further agrees, at its own expense, on or prior to the Closing Date (i) to indicate in its books and records (including, but not limited to, its computer files, if any, which relate to the Receivables being transferred) that such Receivables have been sold to Purchaser pursuant to this Agreement and (ii) to deliver to Purchaser a computer file or microfiche list containing a true and complete list of all such Receivables, identified by account number and by the amount of Principal Balance of each Receivable as of the Cut-off Date. A hard copy of such file or list appears as Schedule A to the Purchase Assignment and is hereby incorporated into and made a part of this Agreement.

           (c) The parties hereto intend that the conveyance of Seller's right, title and interest in the Receivables and the other property described in
       Section 2.01(a) be a sale and not a loan; provided, however, in the event that such conveyance is for any reason not considered a sale, the parties intend that Seller be deemed to have granted, and Seller does hereby grant, to Purchaser a first priority perfected security

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     interest in, to and under the related Receivables and the other property conveyed hereunder and all proceeds of any of the foregoing and that this Agreement constitute a security agreement under applicable law.

           (d) On the Closing Date, the Seller has delivered to Purchaser the Purchase Assignment to evidence to the sale of the Receivables hereunder and which is hereby incorporated into and made part of this Agreement.

           Section 2.02. Servicing of the Receivables; Custody of Receivable Files.

           (a) Seller and Purchaser agree that the Receivables shall be sold on a "servicing released" basis. Accordingly, the Purchaser shall be fully responsible for the servicing of the Receivables from and after the Closing Date. Seller shall use best efforts to cause the Servicer to remit any collections on the Receivables received by the Servicer to an account designated by Purchaser within two Business Days of the Servicer's receipt thereof, but Seller shall have no responsibility for the Servicer's failure to do so.

           (b) Purchaser desires to appoint the Custodian to act as agent of Purchaser and as custodian of the documentation relating to the Receivables conveyed hereunder. In furtherance of the foregoing, Seller shall arrange at its own expense for the shipment and delivery to the Custodian on or after the Closing Date of the Custodial Files.

           (c) Notwithstanding clause (b) of this Section 2.02, Seller shall deliver items (a), (b) and (d) of the Custodial Files (as such items are set forth in the definition thereof) to the Custodian no later than January 19, 1998 in the case of items (a) and (b), and January 30, 1998 in the case of item (d). Seller will be obligated to repurchase any Receivable as to which the delivery called for in this clause (c) is not made by applicable date set forth in the preceding sentence at the Repurchase Price pursuant to the terms set for a repurchase in Section 2.05.

           Section 2.03. Representations and Warranties of Seller. Seller hereby represents and warrants as of the Closing Date (or as of such other date as is specified below) that:

           (a) Incorporation and Status. Seller has been duly organized under the Delaware General Corporation Law and is validly existing as a corporation in good standing with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Receivables and to assign its interests in the AutoFlow Purchase and Sale Agreement, each of the Correspondent Receivables Purchase Agreements and the Jefferson Purchase Agreement as such interests relate to the Receivables and the other property conveyed hereunder.

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           (b) Due Qualification. Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property and the Receivables or the conduct of its business require such qualifications, licenses or approvals.

           (c) Power and Authority. Seller has the power and authority to execute and deliver this Agreement and the Assignment to carry out all their respective terms and conditions; and the execution, delivery and performance of this Agreement and the Assignment each have been duly authorized by Seller by all necessary corporate action. Seller has full power and authority to sell and assign the Receivables and the other property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate actions, and the execution and delivery and performance of this Agreement and the Assignment have been duly authorized by Seller by all necessary corporate action.

           (d) Valid Sale; Binding Obligations. This Agreement shall evidence a valid sale, transfer and assignment of the Receivables and of the other property conveyed hereunder, and the Assignment shall evidence a valid assignment of Seller's interest in the AutoFlow Purchase and Sale Agreement, each Correspondent Receivables Purchase Agreement and the Jefferson Purchase Agreement as such interest relates to the Receivables and the other property conveyed thereunder, in each case enforceable against creditors of, and purchasers from, Seller; and such agreements each constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms by the other parties thereto, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

           (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Assignment and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Seller, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or its properties.

           (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Seller, threatened against Seller, before any court, regulatory body, administrative agency or other tribunal or governmental
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       instrumentality having jurisdiction over Seller or its properties:
       (i) asserting the invalidity of this Agreement or the Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Assignment, (iii) seeking any determination or ruling that, if adversely determined, would materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or the Assignment or
       (iv) that could have a material adverse effect on the interests of the Purchaser.

           (g) No Consents. Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization or registration or declaration with any government, authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Assignment.

           (h) Approvals. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by it of this Agreement or the Assignment and the consummation of the transactions contemplated thereby have been or will be taken on or prior to the Closing Date.

           (i) Chief Executive Office. The chief executive office of Seller is located at 11 Madison Avenue, New York, New York 10010.

           (j) The Receivables. The Seller represents and warrants to Purchaser with respect to each Receivable sold pursuant to this Agreement on the Closing Date as follows:

              (i) The computer tape and all related servicing and loan file information delivered with respect to the Receivables was complete and accurate as of the Closing Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

              (ii) While it has been owned by Seller, such Receivable has not been satisfied subordinated or rescinded and no provision of the Receivable has been waived, altered or modified in any respect, except by instruments or documents identified in the loan file. While it has been owned by Seller, such Receivable has not been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

              (iii) Immediately prior to assigning such Receivable to Purchaser, the Seller was the sole owner and had full right to transfer the Receivable to Purchaser, such Receivable has not been sold, assigned or pledged to any other Person and the Seller has conveyed to Purchaser good and marketable title to the Receivable, free and clear of any claim by any other party.

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              (iv) There is no default, breach, violation, or event permitting acceleration under the Receivable except for a payment delinquency not in excess of 29 days past the contractual due date as of the Closing Date and, as of the Closing Date, the Obligor has not filed or had filed against it any petition, or otherwise commenced or had commenced against it any proceeding, for relief, rearrangement of its debts or other protection from its creditors under any state or federal bankruptcy laws unless such petition and proceeding have previously been dismissed, discharged or otherwise withdrawn and no longer pending.

              (v) This Agreement and the related Assignment constitute a valid transfer, assignment, set-over and conveyance to Purchaser of all right, title and interest of the Seller in and to the Receivables sold thereunder.

              (vi) There are no procedures or investigations pending before any court or governmental authority (i) asserting the invalidity of such Receivable, (ii) seeking the payment of such Receivable or (iii) seeking any determination or ruling that might materially and adversely affect the validity, enforceability or collectability of such Receivable or in any other respect materially and adversely affect the interests of the Purchaser therein.

              (vii) As of the Closing Date, to the best of Seller's knowledge, all financial statements, tax returns, journals, ledgers and other information furnished to the Purchaser in connection with the purchase of the Receivables was or will be at the time furnished true and correct in all material respects.

           The representations and warranties set forth in this Section shall survive the transfer and assignment of the related Receivables and the other property conveyed hereunder to Purchaser on the Closing Date.

           Section 2.04. Covenants of Seller. Seller hereby covenants as of the Closing Date with respect to the Receivables that:

           (a) Security Interests. Except for the conveyances hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable or any other property conveyed hereunder, whether now existing or hereafter created, or any interest therein, and Seller shall defend the right, title and interest of Purchaser in and to the Receivables and other property conveyed hereunder against all claims of third parties claiming through or under Seller.

           (b) Conveyance of Receivables. Except as otherwise provided herein, Seller covenants and agrees that it will not convey, assign, exchange or otherwise transfer the Receivables or other property conveyed hereunder to any other Person.

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           (c) No Impairment. Seller shall take no action, nor omit to take any action, which action or omission would impair the rights of Purchaser in any Receivable, nor shall it reschedule, revise or defer payments due on any Receivable.

           Section 2.05. Survival of Representations and Warranties; Repurchase for Breach.

           (a) It is understood and agreed that the representations and warranties set forth in Section 2.03(j) hereof shall survive the sale of the Receivables to Purchaser and any assignment of the Receivables by Purchaser to any subsequent assignee. The Seller acknowledges that Purchaser may assign all of its right, title and interest in and to the Receivables and its right to exercise the remedies created by this
       Section 2.05 to a subsequent assignee. The Seller agrees that, upon such assignment, any subsequent assignee may enforce directly, without joinder of Purchaser, the repurchase obligations of the Seller set forth in this
       Section 2.05 with respect to breaches of the representations and warranties set forth in Section 2.03(j).

           (b) Upon discovery by the Seller, Purchaser or any subsequent assignee of a breach of any of the representations and warranties in
       Section 2.03(j) hereof which materially and adversely affects the value of a Receivable or the interests of the Purchaser or a subsequent assignee therein, the party discovering such breach shall give prompt written notice to the other parties and the Seller shall be obligated to cure such breach in all material respects within 30 days of its receipt of such notice. If the Seller does not cure such breach within such period, the Seller shall repurchase the related Receivable by delivering to or upon the order of the Purchaser an amount equal to the Repurchase Price; provided, that, such cure and repurchase obligations of Seller shall be conditioned upon and subject to the discovery or receipt of notice by Seller of the related breach occurring within 180 days of the Closing Date. Any such repurchase shall be made without recourse against, or warranty, express or implied, of such party.

                                  ARTICLE THREE

                 PAYMENT OF PURCHASE PRICE; COSTS AND EXPENSES

           Section 3.01. Payment of Purchase Price. In consideration of the sale of the Receivables from Seller to Purchaser on the Closing Date, Purchaser agrees to pay Seller $12,054,271.35 in immediately available same day funds. The purchase price shall be equal to 93.5% of the aggregate principal balance of the Receivables as of the Cut-off Date plus accrued interest at the weighted average gross coupon on the Receivables from the date as of which interest was last paid thereon to the Closing Date.


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           As a condition to such purchase by Purchaser, Seller agrees to deliver executed Powers of Attorney of Seller and Servicer in the forms attached hereto, and an executed Assignment Agreement and Purchase Assignment.

           Section 3.02. Costs and Expenses. Except as may otherwise be specifically provided herein or in the Assignment, Seller and Purchaser each pay their own respective costs and disbursements in connection with the performance of their respective obligations, and consummation of the transactions contemplated, hereunder and under the Assignment. In accordance with the foregoing, Seller shall pay any amounts charged by the Servicer for terminating the servicing activities with respect to the Receivables being conducted pursuant to the Servicing Agreements. Specifically, Seller shall pay all costs associated with the downloading of information concerning the Receivables from the Servicer's computer files and records and the preparation of computer tapes or other appropriate formats to transfer such information to Purchaser or its designee and all costs of transporting the Custodial Files and Servicing Files from the Servicer to Purchaser or its designee; provided that the scope of services requested by Purchaser for all such items is reasonable and shall have been preapproved by Seller, which approval shall not be unreasonably withheld.

                                  ARTICLE FOUR

                            MISCELLANEOUS PROVISIONS

           Section 4.01. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Seller and Purchaser.

           Section 4.02. Protection of Right, Title and Interest to Receivables.

           (a) Seller shall execute and file such financing statements (the form of which shall be prepared by Seller and reasonably satisfactory to Purchaser) all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser in the Receivables and in the proceeds thereof and the interest of the Purchaser in the property transferred under this Agreement and the Assignment. Seller shall file such continuation and other statements (the forms of which shall be prepared by Seller) as shall reasonably be requested by Purchaser. Seller shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided in this paragraph, as soon as available following such filing.

           (b) Seller shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement filed by Seller in accordance with paragraph (a) on behalf of Purchaser above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Purchaser at

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       least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements.

           (c) Seller shall give Purchaser at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing statement or of any new financing statement and shall promptly file any such amendment. Seller shall at all times maintain its principal executive office within the United States of America.

           (d) Seller shall maintain its books and records (including but not limited to, its computer systems, if any, relating to the Receivables) so that, from and after the time of sale of Receivables to Purchaser, Seller's master computer records (including any back-up archives) that refer to any such Receivables indicate clearly that such Receivables have been sold to Purchaser. Indication of Purchaser's ownership of a Receivable shall be deleted from or modified on such computer systems when, and only when, the Receivable has been repurchased or re-assigned pursuant to this Agreement, the AutoFlow Purchase and Sale Agreement, the Correspondent Receivables Purchase Agreement or the Jefferson Purchase Agreement.

           (e) If at any time Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in Financed Vehicles to any prospective purchaser, lender or other transferee, Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold to Purchaser and is owned by Purchaser.

           Section 4.03. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York and the rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to any otherwise applicable principles of conflicts of law.

           Section 4.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Purchaser, to AutoBond Acceptance Corporation, 301 Congress Ave., Austin, TX 78701, Attention: Chief Executive Officer; and (b) in the case of Seller, to Credit Suisse First Boston Mortgage LLC, 11 Madison Avenue, New York, New York, 10010,
       Attention: Michael Commarato, Director.

           Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of

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       this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

           Section 4.06. Assignment. This Agreement may not be assigned by Seller without the prior written consent of the Purchaser. This Agreement may be assigned by Purchaser and Purchaser may be enforced directly by Purchaser's assigns.

           Section 4.07. Further Assurances. Seller and Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

           Section 4.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Purchaser or Seller any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

           Section 4.09. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

           Section 4.10. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

           Section 4.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

           Section 4.12. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.




                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                     CAPITAL LLC, as Seller

                                   By: /s/ Michael Cammoroto
                                      -----------------------------------
                                      Name:
                                      Title:



                                   AUTOBOND ACCEPTANCE CORPORATION,
                                    as Purchaser




                                   By: /s/ Adrian Katz
                                      -----------------------------------
                                      Name:
                                      Title:



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                             PURCHASE ASSIGNMENT TO
                         RECEIVABLES PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 31, 1997

                                 BY AND BETWEEN
                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

                                       AND

                         AUTOBOND ACCEPTANCE CORPORATION

          PURCHASE ASSIGNMENT, dated as of December 31, 1997 by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Seller") for the benefit of AUTOBOND ACCEPTANCE CORPORATION ("AAC").

               1. Reference is made to the Receivables Purchase Agreement (the "Purchase Agreement") dated as of December 31, 1997 by and between the Seller and AAC. All provisions of such Purchase Agreement are incorporated herein by reference and this Purchase Assignment is in all respects subject to the terms of the Purchase Agreement. All capitalized terms used and not defined herein shall have the meanings set forth in the Purchase Agreement.

               2. The Seller does hereby sell, transfer, assign, set over and convey to AAC, without recourse except as set forth in the Purchase Agreement, all right, title and interest of the Seller in and to the Receivables listed on Schedule A, and, upon its execution of this Purchase Assignment, AAC does hereby purchase each such Receivable.

               3. The Seller does hereby represent and warrant that (a) the representations and warranties referred to in Section 2.03 of the Purchase Agreement with respect to itself and each Receivable submitted hereby are true and correct as of the date of this Purchase Assignment (unless such representations and warranties expressly speak as of another date) as if fully set forth herein, (b) no event has occurred and is continuing, or would result from such sale or from the application of the proceeds therefrom which would constitute a breach of any representation, warranty or covenant of the Purchase Agreement and (c) the Seller is in compliance with each of its covenants set forth in the Purchase Agreement.

               4. The Purchase Price for the Receivables sold and purchased hereby is $12,054,271.35. The Purchase Price shall be payable in full contemporaneously with the execution of this Purchase Assignment.




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               IN WITNESS WHEREOF, the Seller has caused the Purchase Assignment to be executed by its duly authorized officer, as of the date first above written.



                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        CAPITAL LLC, as Seller

                                    By __________________________________
                                       Name:
                                       Title:



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